UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              JUNE 16, 2006
                                                         -----------------------

                     ADVANCED ACCESSORY HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                        333-114547              56-2426615
(State or Other Jurisdiction       (Commission File Number)    (I.R.S. Employer
    of Organization)                                         Identification No.)

                           12900 HALL ROAD, SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900

                         (Registrant's telephone number,
                              including area code)

                                       N/A
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 19, 2006, Advanced Accessory Holdings Corporation ("AAHC") entered into a First Supplemental Indenture (the "Supplemental Indenture") with BNY Midwest Trust Company, as trustee (the "Trustee"), as contemplated by an Offer to Purchase and Consent Solicitation Statement, dated June 5, 2006, as amended, in respect of the tender offer (the "Discount Notes Tender Offer") for any and all of the 13-(1)/4% senior discount notes due 2011(the "Discount Notes"), issued by AAHC pursuant to the Indenture, dated February 4, 2004 (the "Indenture"), between AAHC and the Trustee, and the related consent solicitation (the "Discount Notes Consent Solicitation").

     The Supplemental Indenture is binding, but the amendments contained therein will not become operative until the opening of business on the day on which AAHC accepts for payment and purchases the Discount Notes that are tendered in accordance with and subject to the terms of the Discount Notes Tender Offer and Discount Notes Consent Solicitation. If such amendments become operative, then they will be effective as of June 19, 2006.

     The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

     Copies of press releases, dated June 16, 2006 and June 19, 2006, announcing, among other things, that the foregoing amendments had been approved by the required holders of the Discount Notes are attached hereto as Exhibits
99.1 and 99.2, respectively, and incorporated herein by reference. A copy of a press release, dated June 19, 2006, announcing, among other things, that the Supplemental Indenture had been executed by AAHC and the Trustee is attached hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

     Press Releases, dated June 16, 2006 and June 19, 2006, are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

        EXHIBIT NO.        Description
        ----------         ------------

           4.1             First Supplemental Indenture, dated June 19, 2006.
          99.1             Press release, dated June 16, 2006.
          99.2             Press release, dated June 19, 2006.
          99.3             Press release, dated June 19, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED ACCESSORY
                                       HOLDINGS CORPORATION
                                       (Registrant)

Date: June 20, 2006                    By: /s/ Ronald Gardhouse
                                       -----------------------------------
                                           Ronald J. Gardhouse
                                           Executive Vice President and
                                           Chief Financial Officer